UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 20, 2010

Global Indemnity plc
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	001-34809	98-0664891
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Arthur Cox Building, Earlsfort Terrace, Dublin 2, Ireland		None
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	+353 (0) 1 618-0000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stephen A. Cozen will retire from the Board of Directors effective year-end. Effective September 20, 2010 Mary R. Hennessy was appointed to the Board of Directors.

There are no arrangements or understandings between Ms. Hennessy and any other person pursuant to which she became a Director. She is not party to any transaction with the Registrant that would require disclosure under Item 404(a) of Regulation S-K. She is not party to any material plan, contract or arrangement that was entered into in connection with her appointment.

A copy of the press release announcing the retirement of Mr. Cozen and the appointment of Ms. Hennessy is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity plc

September 23, 2010	By:	/s/ Thomas M. McGeehan

Name: Thomas M. McGeehan
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release